Scudder Technology Fund

    Supplement to the currently effective Statement of Additional Information


On July 24, 2003, shareholders of Scudder Technology Fund voted to approve (i) a change in the fund's classification from a diversified company to a non-diversified company and (ii) a change to the fund's concentration policy to require the fund to concentrate its assets in the group of industries constituting the technology sector and permit the fund to concentrate its assets in one or more industries in the technology sector.

The following replaces the second and third paragraphs under "Investment Restrictions" in the Fund's Statement of Additional Information:

Each Fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended, (the "1940 Act") as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.

The following replaces fundamental policy (7) under "Investment Restrictions" in the Fund's Statement of Additional Information:

(7) (Scudder Technology Fund only): concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund will concentrate its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector.

The following replaces similar disclosure under "Investment Restrictions" in the Fund's Statement of Additional Information:

Concentration. Each Fund "concentrates," for purposes of the 1940 Act, its assets in securities related to a particular industry which means that at least 25% of its net assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

The following replaces similar disclosure under "Trust Organization" in the Fund's Statement of Additional Information:

Scudder Technology Fund, classified as a non-diversified series, is a registered open-end management investment company organized as a Massachusetts business trust under a Declaration of Trust dated October 24, 1985.




July 24, 2003